EXHIBIT 99.CERT
                                                                 ---------------



PRINCIPAL EXECUTIVE OFFICER CERTIFICATION:

I, Michael Ding, certify that:

1.   I have reviewed this report on Form N-CSR of The R.O.C. Taiwan Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: March 3, 2003
                                                /s/ Michael Ding
                                                -------------------------------
                                                President and Chief
                                                Executive Officer



PRINCIPAL FINANCIAL OFFICER CERTIFICATION:

I, Peggy Chen, certify that:

1.   I have reviewed this report on Form N-CSR of The R.O.C. Taiwan Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: March 3, 2003

                                                /s/ Peggy Chen
                                                -------------------------------
                                                Chief Financial Officer

                             THE R.O.C. TAIWAN FUND


                     CERTIFICATION UNDER SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



We hereby certify that the Report on Form N-CSR to which this certification is attached complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of The R.O.C. Taiwan Fund.



Dated: March 27, 2003




                                        /s/ Michael Ding
                                        ---------------------------------------
                                        Michael Ding
                                        Chief Executive Officer
                                        The R.O.C. Taiwan Fund




                                        /s/ Peggy Chen
                                        ---------------------------------------
                                        Peggy Chen
                                        Chief Financial Officer
                                        The R.O.C. Taiwan Fund